UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 20, 2004

The St. Joe Company
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	1-10466	59-0432511
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

245 Riverside Avenue, Suite 500, Jacksonville, FL		32202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	904-301-4200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01. Financial Statements and Exhibits.

c. Exhibits.

The exhibit listed below relates to the Registration Statement No. 333-116017 on Form S-3 of The St. Joe Company and is filed herewith for incorporation by reference in such Registration Statement.

1.1 Underwriting Agreement dated as of September 20, 2004 among The St. Joe Company, The Alfred I duPont Testamentary Trust and Morgan Stanley & Co. Incorporated.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The St. Joe Company (Registrant)

September 24, 2004	By:	/s/ Christine M. Marx

Name: /s/ Christine M. Marx
Title: General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

EX-1	Underwriting Agreement dated as of September 20, 2004 among The St. Joe Company, The Alfred I duPont Testamentary Trust and Morgan Stanley & Co. Incorporated